UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2018

CLEARBRIDGE

INTERNATIONAL SMALL CAP FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge International Small Cap Fund for the six-month reporting period ended March 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 27, 2018

II	ClearBridge International Small Cap Fund

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended March 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.3%. Moderating GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), residential fixed investment, exports and state and local government spending. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on March 31, 2018, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In March 2018, 20.3% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Turning to the global economy, in its April 2018 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “World growth strengthened in 2017 to 3.8 percent, with a notable rebound in global trade. It was driven by an investment recovery in advanced economies, continued strong growth in emerging Asia, a notable upswing in emerging Europe, and signs of recovery in several commodity exporters. Global growth is expected to tick up to 3.9 percent this year and next, supported by strong momentum, favorable market sentiment, accommodative financial conditions, and the domestic and international repercussions of expansionary fiscal policy in the United States.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.4%, versus 2.3% in 2017. Japan’s economy is expected to expand 1.2% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.8% in 2017.

ClearBridge International Small Cap Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. The Fed increased the federal funds rateiv twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite a weak finish, the U.S. stock market posted solid results during the reporting period. The market moved higher during the first four months of the period and reached several new all-time highs. This was driven by overall solid corporate profits, signs of improving economic growth, expectations for a rollback for certain government regulations and, in December 2017, the signing of the U.S. tax reform bill. However, the market gave back a portion of its gains in February and March 2018. This occurred given concerns that the Fed may raise interest rates more aggressively than previously expected. In addition, there were fears of a global trade war and several high profile issues in the technology industry. All told, for the six months ended March 31, 2018, the S&P 500 Indexix gained 5.84%.

Looking at the U.S. stock market more closely, large-cap stocks, as measured by the Russell 1000 Indexx, generated the strongest returns, as it gained 5.85% over the reporting period. In contrast, mid-cap stocks, as measured by the Russell Midcap Indexxi, returned 5.58%, whereas small-cap stocks, as measured by the Russell 2000 Indexxii, generated the weakest relative results, gaining 3.25%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxiii and Russell 3000 Valuexiv Indices, returned

IV	ClearBridge International Small Cap Fund

9.20% and 2.11%, respectively, during the six months ended March 31, 2018.

Q. How did the international stock markets perform during the reporting period?

A. International equities also rallied early, but then faltered somewhat as the reporting period progressed. Developed market equities, as measured by the MSCI EAFE Indexxv, rose during the first four months of the reporting period. This was driven by solid investor demand, continued monetary policy accommodation and less concern over U.S. protectionism trade policies. As was the case in the U.S., international equities then declined over the last two months of the period. All told, the MSCI EAFE Index returned 2.63% for the six months ended March 31, 2018. Emerging market equities performed significantly better, with the MSCI Emerging Markets Indexxvi generating an 8.96% return over the reporting period.

Performance review

For the six months ended March 31, 2018, Class A shares of ClearBridge International Small Cap Fund, excluding sales charges, returned 3.69%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Indexxvii, returned 6.31% for the same period. The Lipper International Small/Mid-Cap Core Funds Category Average1 returned 4.63% over the same time frame.

Performance Snapshot as of March 31, 2018 (unaudited)
(excluding sales charges)	6 months
ClearBridge International Small Cap Fund:
Class A	3.69%
Class A2	3.70%
Class C	3.37%
Class I	3.92%
Class IS	3.99%
MSCI EAFE Small Cap Index	6.31%
Lipper International Small/Mid-Cap Core Funds Category Average[1]	4.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 82 funds in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge International Small Cap Fund	V

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.49%, 1.68%, 2.19%, 1.16% and 1.06%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.40% for Class A shares, 1.60% for Class A2 shares, 2.15% for Class C shares, 1.05% for Class I shares and 0.95% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 27, 2018

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VI	ClearBridge International Small Cap Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[x]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

xii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

xiii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xiv

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xvi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xvii	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

ClearBridge International Small Cap Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2018 and September 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2017 and held for the six months ended March 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.69%	$1,000.00	$1,036.90	1.42%	$7.21	Class A	5.00%	$1,000.00	$1,017.85	1.42%	$7.14
Class A2	3.70	1,000.00	1,037.00	1.52	7.72	Class A2	5.00	1,000.00	1,017.35	1.52	7.64
Class C	3.37	1,000.00	1,033.70	2.09	10.60	Class C	5.00	1,000.00	1,014.51	2.09	10.50
Class I	3.92	1,000.00	1,039.20	1.07	5.44	Class I	5.00	1,000.00	1,019.60	1.07	5.39
Class IS	3.99	1,000.00	1,039.90	0.97	4.93	Class IS	5.00	1,000.00	1,020.09	0.97	4.89

2	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

[1]	For the six months ended March 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2018

ClearBridge International Small Cap Fund

Security	Shares	Value
Common Stocks — 94.6%
Consumer Discretionary — 13.8%
Auto Components — 0.5%
Hella GmbH & Co. KGaA	14,360	$944,696	(a)
Diversified Consumer Services — 0.5%
AcadeMedia AB	157,080	1,026,873	* (a)(b)
Hotels, Restaurants & Leisure — 2.2%
Elegant Hotels Group PLC	1,042,782	1,258,760	(a)
GVC Holdings PLC	100,614	1,298,741	(a)
GVC Holdings PLC, Contingent Value Rights	713,576	0	(a)(c)(d)
Melco International Development Ltd.	524,439	1,537,266	(a)
Total Hotels, Restaurants & Leisure		4,094,767
Household Durables — 2.0%
Even Construtora e Incorporadora SA	599,340	949,446	*
Foster Electric Co., Ltd.	37,369	916,073	(a)
TomTom NV	195,580	1,807,462	*(a)
Total Household Durables		3,672,981
Internet & Direct Marketing Retail — 1.1%
eDreams ODIGEO SA	425,860	2,032,617	*(a)
Leisure Products — 0.7%
Honma Golf Ltd.	1,156,750	1,241,146	(a)(b)
Media — 2.8%
Entertainment One Ltd.	451,000	1,780,439	(a)
KT Skylife Co., Ltd.	152,785	1,754,123	(a)
Modern Times Group MTG AB, Class B Shares	41,520	1,686,246	(a)
Total Media		5,220,808
Specialty Retail — 1.7%
Dixons Carphone PLC	344,440	902,812	(a)
Kathmandu Holdings Ltd.	865,730	1,505,021	(a)
Roots Corp.	111,240	885,016	*
Total Specialty Retail		3,292,849
Textiles, Apparel & Luxury Goods — 2.3%
361 Degrees International Ltd.	4,739,600	1,537,591	(a)
Hosa International Ltd.	4,164,493	1,479,668	(a)
Ted Baker PLC	38,816	1,366,739	(a)
Total Textiles, Apparel & Luxury Goods		4,383,998
Total Consumer Discretionary		25,910,735
Consumer Staples — 5.1%
Food & Staples Retailing — 1.1%
MARR SpA	66,580	1,982,352	(a)

See Notes to Financial Statements.

4	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Food Products — 2.4%
Nomad Foods Ltd.	122,510	$1,928,307	*
Wessanen	125,020	2,509,287	(a)
Total Food Products		4,437,594
Personal Products — 1.4%
Chlitina Holding Ltd.	228,725	1,556,053	(a)
Ontex Group NV	43,850	1,173,560	(a)
Total Personal Products		2,729,613
Tobacco — 0.2%
PT Wismilak Inti Makmur Tbk	18,531,055	350,357	(a)
Total Consumer Staples		9,499,916
Energy — 2.6%
Energy Equipment & Services — 0.8%
Shinko Plantech Co., Ltd.	155,201	1,421,208	(a)
Oil, Gas & Consumable Fuels — 1.8%
QGEP Participacoes SA	550,060	1,894,374
Soco International PLC	551,370	710,608 (a)
TransGlobe Energy Corp.	640,819	860,494 *
Total Oil, Gas & Consumable Fuels		3,465,476
Total Energy		4,886,684
Financials — 12.1%
Banks — 4.4%
Atlas Mara Ltd.	154,510	433,392 *(a)
Banca Sistema SpA	519,780	1,434,729 (a)(b)
Dah Sing Financial Holdings Ltd.	150,960	958,780 (a)
Permanent TSB Group Holdings PLC	351,300	865,660 *(a)
PT Bank Pembangunan Daerah Jawa Timur Tbk	17,277,900	791,849 (a)
RHB Capital Berhad	767,000	1,027,169 (a)
San-In Godo Bank Ltd.	150,700	1,348,634 (a)
Virgin Money Holdings UK PLC	140,599	518,401 (a)
Yamanashi Chuo Bank Ltd.	202,260	838,654 (a)
Total Banks		8,217,268
Capital Markets — 6.9%
Anima Holding SpA	216,560	1,473,777 (a)(b)
Ashmore Group PLC	170,090	909,723 (a)
Azimut Holding SpA	72,680	1,564,181 (a)
BrightSphere Investment Group PLC	120,810	1,903,966
GCA Corp.	184,727	1,571,040 (a)
Hellenic Exchanges-Athens Stock Exchange SA Holding	148,770	853,258 (a)

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2018

ClearBridge International Small Cap Fund

Security	Shares	Value
Capital Markets — continued
Ichiyoshi Securities Co., Ltd.	96,449	$ 1,112,739 (a)
JAFCO Co., Ltd.	39,526	1,846,730 (a)
KIWOOM Securities Co., Ltd.	17,481	1,767,068 (a)
Total Capital Markets		13,002,482
Insurance — 0.8%
UNIQA Insurance Group AG	133,630	1,553,883	(a)
Total Financials		22,773,633
Health Care — 2.3%
Biotechnology — 0.7%
Shanghai Haohai Biological Technology Co., Ltd., Class H Shares	222,297	1,401,670	(a)(b)
Health Care Providers & Services — 0.6%
Qualicorp SA	157,970	1,066,068
Pharmaceuticals — 1.0%
Luye Pharma Group Ltd.	1,940,820	1,876,198	(a)
Total Health Care		4,343,936
Industrials — 26.7%
Air Freight & Logistics — 1.3%
SBS Holdings Inc.	193,694	2,522,520	(a)
Building Products — 1.9%
China Lesso Group Holdings Ltd.	1,867,670	1,426,730 (a)
Inwido AB	104,500	934,531 (a)
Tyman PLC	303,860	1,270,639 (a)
Total Building Products		3,631,900
Commercial Services & Supplies — 0.9%
Renewi PLC	1,612,272	1,697,860	(a)
Construction & Engineering — 1.2%
China Machinery Engineering Corp., Class H Shares	2,381,782	1,269,104 (a)
YIT OYJ	119,830	1,004,566 (a)
Total Construction & Engineering		2,273,670
Electrical Equipment — 0.8%
Nexans SA	16,990	879,705 (a)
Vitzrocell Co., Ltd.	92,337	669,697 *(a)(d)
Total Electrical Equipment		1,549,402
Machinery — 9.9%
CIMC Enric Holdings Ltd.	1,838,694	1,776,523 *(a)
CKD Corp.	34,476	748,553 (a)
CRCC High-Tech Equipment Corp. Ltd., Class H Shares	2,959,207	607,097 (a)
Doosan Bobcat Inc.	64,249	1,912,231 (a)

See Notes to Financial Statements.

6	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Machinery — continued
Ebara Corp.	35,521	$ 1,269,456 (a)
Kato Works Co., Ltd.	17,818	404,543 (a)
Kurita Water Industries Ltd.	47,789	1,543,498 (a)
Luxfer Holdings PLC	114,750	1,468,800
Makino Milling Machine Co., Ltd.	198,979	1,885,925 (a)
Meidensha Corp.	301,670	1,159,488 (a)
Skellerup Holdings Ltd.	715,780	947,364 (a)
Tadano Ltd.	165,306	2,501,779 (a)
Takeuchi Manufacturing Co., Ltd.	66,359	1,470,004 (a)
Vesuvius PLC	107,140	878,382 (a)
Total Machinery		18,573,643
Marine — 1.6%
D/S Norden A/S	104,860	1,888,930 *(a)
Star Bulk Carriers Corp.	88,190	1,025,650 *
Total Marine		2,914,580
Professional Services — 4.9%
Applus Services SA	176,830	2,303,548 (a)
McMillan Shakespeare Ltd.	73,970	965,965 (a)
Outsourcing Inc.	48,012	840,519 (a)
Quick Co., Ltd.	71,894	1,278,460 (a)
SThree PLC	210,620	955,065 (a)
TechnoPro Holdings Inc.	45,778	2,779,874 (a)
Total Professional Services		9,123,431
Road & Rail — 0.9%
Europcar Groupe SA	145,120	1,615,260	(a)(b)
Trading Companies & Distributors — 1.6%
Lumax International Corp., Ltd.	635,833	1,259,357 (a)
Nishio Rent All Co., Ltd.	52,604	1,643,970 (a)
Total Trading Companies & Distributors		2,903,327
Transportation Infrastructure — 1.7%
Shenzhen International Holdings Ltd.	786,714	1,733,088 (a)
Yuexiu Transport Infrastructure Ltd.	1,967,316	1,517,673 (a)
Total Transportation Infrastructure		3,250,761
Total Industrials		50,056,354
Information Technology — 5.4%
Electronic Equipment, Instruments & Components — 1.8%
DiscoverIE Group PLC	250,860	1,461,662 (a)
Technovator International Ltd.	4,318,290	1,158,826 *(a)
Wasion Group Holdings Ltd.	1,590,476	813,109 (a)
Total Electronic Equipment, Instruments & Components		3,433,597

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2018

ClearBridge International Small Cap Fund

Security	Shares	Value
Internet Software & Services — 0.7%
DeNA Co., Ltd.	67,510	$1,236,594	(a)
IT Services — 1.8%
Indra Sistemas SA	106,763	1,477,956 *(a)
Sword Group	21,981	948,894 (a)
Zuken Inc.	66,889	928,337	(a)
Total IT Services		3,355,187
Semiconductors & Semiconductor Equipment — 0.6%
Ambarella Inc.	24,010	1,176,250	*
Technology Hardware, Storage & Peripherals — 0.5%
Spigen Korea Co., Ltd.	18,463	885,377	(a)
Total Information Technology		10,087,005
Materials — 15.2%
Chemicals — 4.2%
China Sanjiang Fine Chemicals Co., Ltd.	2,456,690	1,018,728	(a)
Denka Co., Ltd.	45,680	1,551,876	(a)
Green Seal Holding Ltd.	366,598	619,475	(a)
Nippon Shokubai Co., Ltd.	13,719	946,352	(a)
Okamoto Industries Inc.	141,704	1,428,659	(a)
Ube Industries Ltd.	35,476	1,040,599	(a)
Venator Materials PLC	74,830	1,353,675	*
Total Chemicals		7,959,364
Construction Materials — 2.4%
Cementir Holding SpA	176,520	1,536,661	(a)
Low & Bonar PLC	1,620,320	1,274,683	(a)
Wienerberger AG	72,230	1,808,068	(a)
Total Construction Materials		4,619,412
Containers & Packaging — 1.5%
Greatview Aseptic Packaging Co., Ltd.	4,138,914	2,783,585	(a)
Metals & Mining — 6.1%
APERAM	26,670	1,276,225	(a)
Centamin PLC	652,420	1,413,911	(a)
Centerra Gold Inc.	343,800	1,972,043	*
Granges AB	159,170	1,876,135	(a)
Nippon Light Metal Holdings Co., Ltd.	354,149	925,532	(a)
Novagold Resources Inc.	402,610	1,743,753	*
OZ Minerals Ltd.	126,310	876,874	(a)
Sherritt International Corp.	1,535,450	1,346,729	*
Total Metals & Mining		11,431,202

See Notes to Financial Statements.

8	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Paper & Forest Products — 1.0%
Duratex SA	503,410	$1,806,906
Total Materials		28,600,469
Real Estate — 8.9%
Equity Real Estate Investment Trusts (REITs) — 3.4%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,425,760	919,167	*(a)
Grivalia Properties REIC AE	108,900	1,189,157	(a)
Lar Espana Real Estate Socimi SA	161,070	1,933,032	(a)
LondonMetric Property PLC	384,760	961,932	(a)
Mapletree Logistics Trust	1,434,291	1,350,706	(a)
Total Equity Real Estate Investment Trusts (REITs)		6,353,994
Real Estate Management & Development — 5.5%
Aroundtown SA	192,620	1,493,379	(a)
Investors Cloud Co., Ltd.	46,520	1,031,016	(a)
K Wah International Holdings Ltd.	2,059,463	1,385,017	(a)
Kenedix Inc.	163,140	1,014,005	(a)
publity AG	52,880	819,298	(a)
Samty Co., Ltd.	97,646	1,675,943	(a)
Sun Frontier Fudousan Co., Ltd.	180,631	1,996,634	(a)
Supalai PCL	1,240,387	868,707	(a)
Total Real Estate Management & Development		10,283,999
Total Real Estate		16,637,993
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
China Communications Services Corp., Ltd., Class H Shares	1,649,305	989,520	(a)
Utilities — 2.0%
Independent Power and Renewable Electricity Producers — 1.4%
China Datang Corp. Renewable Power Co., Ltd., Class H Shares	11,022,654	1,499,350	(a)
Huadian Fuxin Energy Corp., Ltd., Class H Shares	4,775,662	1,229,307	(a)
Total Independent Power and Renewable Electricity Producers		2,728,657
Water Utilities — 0.6%
China Water Affairs Group Ltd.	1,080,636	1,105,130	(a)
Total Utilities		3,833,787
Total Common Stocks (Cost — $156,754,446)		177,620,032
Investments In Underlying Funds — 0.7%
Vietnam Enterprise Investments Ltd., Class C Shares (Cost — $724,408)	191,590	1,305,260	* (a)

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2018

ClearBridge International Small Cap Fund

Security		Expiration Date	Rights	Value
Rights — 0.0%
Anima Holding SpA (Cost — $0)		4/12/18	216,560	$82,605	*
Total Investments before Short-Term Investments (Cost — $157,478,854)				179,007,897

	Rate		Shares
Short-term Investments — 4.1%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $7,728,131)	1.524%		7,728,131	7,728,131
Total Investments — 99.4% (Cost — $165,206,985)				186,736,028
Other Assets in Excess of Liabilities — 0.6%				1,101,183
Total Net Assets — 100.0%				$187,837,211

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Value is less than $1.

(d)	Security is valued using significant unobservable inputs (See Note 1).

Abbreviations used in this schedule:
REIC	— Real Estate Investment Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

10	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

ClearBridge International Small Cap Fund

Summary of Investments by Country**
Japan	23.6%
China	13.7
United Kingdom	10.1
Canada	4.6
Italy	4.3
Spain	4.2
South Korea	3.7
Hong Kong	3.1
Brazil	3.1
Sweden	3.0
United States	2.4
Netherlands	2.3
France	1.8
Austria	1.8
Germany	1.7
Greece	1.6
New Zealand	1.3
Denmark	1.0
Australia	1.0
Jersey	0.8
Singapore	0.7
Vietnam	0.7
Luxembourg	0.7
Taiwan	0.7
Belgium	0.6
Indonesia	0.6
Malaysia	0.6
Finland	0.5
Turkey	0.5
Thailand	0.5
Ireland	0.5
British Virgin Islands	0.2
Short-Term Investments	4.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of March 31, 2018 and are subject to change.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

March 31, 2018

Assets:
Investments, at value (Cost — $165,206,985)	$186,736,028
Foreign currency, at value (Cost — $46,484)	46,394
Cash	384,386
Receivable for securities sold	2,696,373
Dividends and interest receivable	898,530
Receivable for Fund shares sold	442,149
Prepaid expenses	62,019
Total Assets	191,265,879

Liabilities:
Payable for securities purchased	3,075,406
Investment management fee payable	120,430
Payable for Fund shares repurchased	66,241
Service and/or distribution fees payable	15,915
Accrued foreign capital gains tax	11,349
Trustees’ fees payable	910
Accrued expenses	138,417
Total Liabilities	3,428,668
Total Net Assets	$187,837,211

Net Assets:
Par value (Note 7)	$101
Paid-in capital in excess of par value	161,559,566
Overdistributed net investment income	(4,421,800)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	9,180,631
Net unrealized appreciation on investments and foreign currencies	21,518,713	†
Total Net Assets	$187,837,211

†	Net of accrued foreign capital gains tax of $11,349.

See Notes to Financial Statements.

12	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

Net Assets:
Class A	$31,009,658
Class A2	$15,393,268
Class C	$6,862,607
Class I	$114,921,868
Class IS	$19,649,810

Shares Outstanding:
Class A	1,668,668
Class A2	833,047
Class C	374,203
Class I	6,134,978
Class IS	1,048,247

Net Asset Value:
Class A (and redemption price)	$18.58
Class A2 (and redemption price)	$18.48
Class C*	$18.34
Class I (and redemption price)	$18.73
Class IS (and redemption price)	$18.75
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$19.71
Class A2 (based on maximum initial sales charge of 5.75%)	$19.61
*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended March 31, 2018

Investment Income:
Dividends	$1,701,803
Interest	37,958
Less: Foreign taxes withheld	(158,265)
Total Investment Income	1,581,496

Expenses:
Investment management fee (Note 2)	758,262
Transfer agent fees (Note 5)	122,513
Service and/or distribution fees (Notes 2 and 5)	95,774
Registration fees	47,881
Custody fees	46,805
Legal fees	20,161
Audit and tax fees	19,701
Shareholder reports	16,662
Fund accounting fees	15,536
Trustees’ fees	5,179
Insurance	1,494
Miscellaneous expenses	4,647
Total Expenses	1,154,615
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(44,583)
Net Expenses	1,110,032
Net Investment Income	471,464

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	13,520,200
Forward foreign currency contracts	(9)
Foreign currency transactions	(21,552)
Net Realized Gain	13,498,639
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(7,497,321)	‡
Foreign currencies	4,203
Change in Net Unrealized Appreciation (Depreciation)	(7,493,118)
Net Gain on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	6,005,521
Increase in Net Assets From Operations	$6,476,985

‡	Net of change in accrued foreign capital gains tax of $(2,630).

See Notes to Financial Statements.

14	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2018 (unaudited) and the Year Ended September 30, 2017	2018	2017

Operations:
Net investment income	$471,464	$1,787,337
Net realized gain	13,498,639	3,131,880
Change in net unrealized appreciation (depreciation)	(7,493,118)	22,294,791
Increase in Net Assets From Operations	6,476,985	27,214,008

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,780,008)	(2,900,012)
Decrease in Net Assets From Distributions to Shareholders	(5,780,008)	(2,900,012)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	35,758,043	57,030,719
Reinvestment of distributions	5,526,424	2,696,128
Cost of shares repurchased	(31,042,641)	(57,399,807)
Increase in Net Assets From Fund Share Transactions	10,241,826	2,327,040
Increase in Net Assets	10,938,803	26,641,036

Net Assets:
Beginning of period	176,898,408	150,257,372
End of period*	$187,837,211	$176,898,408
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(4,421,800)	$886,744

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2018[2]	2017	2016	2015	2014	2013

Net asset value, beginning of period	$18.46	$15.84	$15.10	$16.36	$15.41	$12.77

Income (loss) from operations:
Net investment income	0.02	0.15	0.19	0.08	0.23	0.21
Net realized and unrealized gain (loss)	0.66	2.76	0.72	(0.60)	1.12	3.05
Total income (loss) from operations	0.68	2.91	0.91	(0.52)	1.35	3.26

Less distributions from:
Net investment income	(0.56)	(0.29)	(0.17)	(0.11)	(0.25)	(0.26)
Net realized gains	—	—	—	(0.63)	(0.15)	(0.36)
Total distributions	(0.56)	(0.29)	(0.17)	(0.74)	(0.40)	(0.62)

Net asset value, end of period	$18.58	$18.46	$15.84	$15.10	$16.36	$15.41
Total return[3]	3.69%	18.87%	6.05%	(2.99)%	8.76%	26.61%

Net assets, end of period (000s)	$31,010	$37,977	$39,154	$30,267	$25,398	$385

Ratios to average net assets:
Gross expenses	1.47%[4]	1.51%	1.51%	1.57%	1.66%	3.61%
Net expenses[5,6]	1.42 [4]	1.44	1.37	1.45	1.44	1.45
Net investment income	0.18 [4]	0.93	1.30	0.50	1.36	1.56

Portfolio turnover rate	25%	41%	44%	53%	45%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2018 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.45%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2018[2]	2017	2016	2015	2014[3]

Net asset value, beginning of period	$18.35	$15.76	$15.06	$16.37	$17.07

Income (loss) from operations:
Net investment income	0.02	0.14	0.17	0.09	0.05
Net realized and unrealized gain (loss)	0.66	2.73	0.68	(0.64)	(0.75)
Total income (loss) from operations	0.68	2.87	0.85	(0.55)	(0.70)

Less distributions from:
Net investment income	(0.55)	(0.28)	(0.15)	(0.13)	—
Net realized gains	—	—	—	(0.63)	—
Total distributions	(0.55)	(0.28)	(0.15)	(0.76)	—

Net asset value, end of period	$18.48	$18.35	$15.76	$15.06	$16.37
Total return[4]	3.70%	18.70%	5.69%	(3.16)%	(4.10)%

Net assets, end of period (000s)	$15,393	$13,997	$9,136	$4,604	$342

Ratios to average net assets:
Gross expenses	1.56%[5]	1.70%	1.81%	1.79%	1.59%[5]
Net expenses[6,7]	1.52 [5]	1.60	1.65	1.65	1.52 [5]
Net investment income	0.18 [5]	0.88	1.12	0.59	2.13 [5]

Portfolio turnover rate	25%	41%	44%	53%	45%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2018 (unaudited).

[3]	For the period August 1, 2014 (inception date) to September 30, 2014.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.65%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the year ended September 30, 2014.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2018[2]	2017	2016	2015	2014	2013

Net asset value, beginning of period	$18.18	$15.57	$14.90	$16.21	$15.33	$12.69

Income (loss) from operations:
Net investment income (loss)	(0.03)	0.04	0.08	(0.02)	0.05	0.11
Net realized and unrealized gain (loss)	0.64	2.73	0.68	(0.60)	1.16	3.05
Total income (loss) from operations	0.61	2.77	0.76	(0.62)	1.21	3.16

Less distributions from:
Net investment income	(0.45)	(0.16)	(0.09)	(0.06)	(0.18)	(0.16)
Net realized gains	—	—	—	(0.63)	(0.15)	(0.36)
Total distributions	(0.45)	(0.16)	(0.09)	(0.69)	(0.33)	(0.52)

Net asset value, end of period	$18.34	$18.18	$15.57	$14.90	$16.21	$15.33
Total return[3]	3.37%	18.06%	5.22%	(3.74)%	7.91%	25.75%

Net assets, end of period (000s)	$6,863	$6,255	$5,886	$5,220	$1,815	$244

Ratios to average net assets:
Gross expenses	2.12%[4]	2.21%	2.29%	2.28%	2.54%	4.15%
Net expenses[5,6]	2.09 [4]	2.16	2.15	2.20	2.20	2.20
Net investment income (loss)	(0.36) [4]	0.24	0.52	(0.10)	0.32	0.81

Portfolio turnover rate	25%	41%	44%	53%	45%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2018 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 2.20%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2018[2]	2017	2016	2015	2014	2013

Net asset value, beginning of period	$18.63	$15.98	$15.22	$16.47	$15.47	$12.79

Income (loss) from operations:
Net investment income	0.06	0.22	0.24	0.13	0.18	0.35
Net realized and unrealized gain (loss)	0.67	2.77	0.72	(0.62)	1.21	2.96
Total income (loss) from operations	0.73	2.99	0.96	(0.49)	1.39	3.31

Less distributions from:
Net investment income	(0.63)	(0.34)	(0.20)	(0.13)	(0.24)	(0.27)
Net realized gains	—	—	—	(0.63)	(0.15)	(0.36)
Total distributions	(0.63)	(0.34)	(0.20)	(0.76)	(0.39)	(0.63)

Net asset value, end of period	$18.73	$18.63	$15.98	$15.22	$16.47	$15.47
Total return[3]	3.92%	19.26%	6.35%	(2.75)%	9.00%	26.97%

Net assets, end of period (000s)	$114,922	$97,348	$81,964	$81,753	$48,356	$29,207

Ratios to average net assets:
Gross expenses	1.12%[4]	1.18%	1.22%	1.21%	1.30%	2.09%
Net expenses[5,6]	1.07 [4]	1.10	1.08	1.18	1.20	1.20
Net investment income	0.67 [4]	1.32	1.61	0.83	1.04	2.50

Portfolio turnover rate	25%	41%	44%	53%	45%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2018 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1, 2017, the expense limitation was 1.10%. Prior to August 3, 2015, the expense limitation was 1.20%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2018[2]	2017	2016	2015[3]

Net asset value, beginning of period	$18.65	$16.00	$15.24	$16.76

Income (loss) from operations:
Net investment income	0.07	0.24	0.15	0.11
Net realized and unrealized gain (loss)	0.67	2.77	0.81	(1.63)
Total income (loss) from operations	0.74	3.01	0.96	(1.52)

Less distributions from:
Net investment income	(0.64)	(0.36)	(0.20)	—
Total distributions	(0.64)	(0.36)	(0.20)	—

Net asset value, end of period	$18.75	$18.65	$16.00	$15.24
Total return[4]	3.99%	19.42%	6.45%	(9.13)%

Net assets, end of period (000s)	$19,650	$21,321	$14,118	$9

Ratios to average net assets:
Gross expenses	1.02%[5]	1.08%	1.12%	1.32%[5]
Net expenses[6,7]	0.97 [5]	1.00	1.00	1.06 [5]
Net investment income	0.70 [5]	1.46	0.99	1.56 [5]

Portfolio turnover rate	25%	41%	44%	53%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2018 (unaudited).

[3]	For the period May 1, 2015 (inception date) to September 30, 2015.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.95%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to December 1,2017, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Prior to August 3, 2015, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.10%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the year ended September 30, 2015.

See Notes to Financial Statements.

20	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge International Small Cap Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks:
Consumer discretionary	$1,834,462	$24,076,273	$0	*	$25,910,735
Consumer staples	1,928,307	7,571,609	—		9,499,916
Energy	2,754,868	2,131,816	—		4,886,684
Financials	1,903,966	20,869,667	—		22,773,633
Health care	1,066,068	3,277,868	—		4,343,936
Industrials	2,494,450	46,892,207	669,697		50,056,354
Information technology	1,176,250	8,910,755	—		10,087,005
Materials	8,223,106	20,377,363	—		28,600,469
Real estate	—	16,637,993	—		16,637,993
Telecommunication services	—	989,520	—		989,520
Utilities	—	3,833,787	—		3,833,787
Investments in underlying funds	—	1,305,260	—		1,305,260
Rights	82,605	—	—		82,605
Total long-term investments	21,464,082	156,874,118	669,697		179,007,897
Short-term investments†	7,728,131	—	—		7,728,131
Total investments	$29,192,213	$156,874,118	$669,697		$186,736,028

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.

For the six months ended March 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2018, securities valued at $156,005,411 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

At March 31, 2018, securities valued at $868,707 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

24	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any,

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of March 31, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

26	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of March 31, 2018, there was $11,349 of capital gains tax liabilities accrued on unrealized gains.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Effective December 1, 2017, under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.750
Next $3 billion	0.700
Next $5 billion	0.650
Over $10 billion	0.600

Prior to December 1, 2017, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, effective December 1, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.40%, 1.60%, 2.15%, 1.05% and 0.95%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

Prior to December 1, 2017, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.45%, 1.65%, 2.20%, 1.10% and 1.00%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the six months ended March 31, 2018, fees waived and/or expenses reimbursed amounted to $44,583.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2018, LMIS and its affiliates retained sales charges of $3,766 and $9,221 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the six months ended March 31, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	—	$14	$500

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

28	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

3. Investments

During the six months ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$47,278,182
Sales	45,127,302

At March 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$165,206,985	$32,448,167	$(10,919,124)	$21,529,043

4. Derivative instruments and hedging activities

At March 31, 2018, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2018. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(9)

During the six months ended March 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$7,256

†	At March 31, 2018, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

For the six months ended March 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$44,012	†	$36,800
Class A2	18,840		22,833
Class C	32,922		3,735
Class I	—		58,421
Class IS	—		724
Total	$95,774		$122,513

†	The amount shown is exclusive of expense reimbursements. For the six months ended March 31, 2018, the service and/or distribution fees reimbursed amounted to $14 for Class A Shares.

For the six months ended March 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$8,819
Class A2	2,701
Class C	1,180
Class I	27,043
Class IS	4,840
Total	$44,583

6. Distributions to shareholders by class

	Six Months Ended March 31, 2018	Year Ended September 30, 2017
Net Investment Income:
Class A	$1,068,854	$683,311
Class A2	434,330	182,024
Class C	152,499	53,973
Class I	3,459,837	1,631,355
Class IS	664,488	349,349
Total	$5,780,008	$2,900,012

7. Shares of beneficial interest

At March 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	ClearBridge International Small Cap Fund 2018 Semi-Annual Report

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	179,121	$3,383,652	715,383	$11,492,783
Shares issued on reinvestment	52,022	967,608	38,862	568,156
Shares repurchased	(620,276)	(11,952,852)	(1,168,921)	(18,656,844)
Net decrease	(389,133)	$(7,601,592)	(414,676)	$(6,595,905)

Class A2
Shares sold	128,103	$2,423,808	294,816	$4,686,159
Shares issued on reinvestment	23,477	434,326	12,510	182,024
Shares repurchased	(81,180)	(1,536,034)	(124,196)	(2,019,833)
Net increase	70,400	$1,322,100	183,130	$2,848,350

Class C
Shares sold	59,521	$1,130,342	68,478	$1,106,337
Shares issued on reinvestment	8,174	150,320	3,638	52,681
Shares repurchased	(37,645)	(701,137)	(105,935)	(1,625,555)
Net increase (decrease)	30,050	$579,525	(33,819)	$(466,537)

Class I
Shares sold	1,363,251	$26,407,939	2,141,386	$34,787,656
Shares issued on reinvestment	176,705	3,309,682	104,886	1,543,918
Shares repurchased	(629,541)	(11,932,929)	(2,150,825)	(34,000,182)
Net increase	910,415	$17,784,692	95,447	$2,331,392

Class IS
Shares sold	126,112	$2,412,302	305,348	$4,957,784
Shares issued on reinvestment	35,458	664,488	23,733	349,349
Shares repurchased	(256,546)	(4,919,689)	(68,053)	(1,097,393)
Net increase (decrease)	(94,976)	$(1,842,899)	261,028	$4,209,740

8. Deferred capital losses

As of September 30, 2017, the Fund had deferred capital losses of $3,934,296, which have no expiration date, that will be available to offset future taxable capital gains.

ClearBridge International Small Cap Fund 2018 Semi-Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and

32	ClearBridge International Small Cap Fund

other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional international small-/mid-cap core funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2017. The Fund performed below the median performance of the funds in the Performance Universe for the one- and three-year periods, but performed better than the median performance of the funds in the Performance Universe for the five-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2017, which showed that the Fund’s performance was better than the

ClearBridge International Small Cap Fund	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2017 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Trustees also noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s long-term track record. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

34	ClearBridge International Small Cap Fund

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of institutional funds consisting of four international small-/mid-cap core funds and ten international small-/mid-cap growth funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional international small-/mid-cap core funds and international small-/mid-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement and the lowering of the expense cap for the Fund that was not reflected in the Broadridge data for an annual period.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other

ClearBridge International Small Cap Fund	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

36	ClearBridge International Small Cap Fund

ClearBridge

International Small Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

* Effective April 9, 2018, BNY became custodian.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Small Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013529 5/18 SR18-3329

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 21, 2018